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Prospectus Supplement
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April 19, 1999
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Fund Name                                   Prospectus  #     (MM/YY Printed)
Strategist Growth Fund, Inc.                S-6120 F          (9/98)
         Strategist Growth Fund
         Strategist Growth Trends Fund
         Strategist Special Growth Fund
Strategist Growth and Income Fund,
 Inc.                                       S-6122 D          (11/98)
         Strategist Balanced Fund
         Strategist Equity Fund
         Strategist Equity Income Fund
         Strategist Total Return Fund
Strategist Income Fund, Inc.                S-6124 D          (7/98)
         Strategist High Yield Fund
         Strategist Government Income Fund
         Strategist Quality Income Fund
Strategist Tax-Free Income Fund,
Inc.                                        S-6126 E          (1/99)
o   Strategist Tax-Free High Yield Fund
Strategist World Fund, Inc.                 S-6131 E          (12/98)
o   Strategist Emerging Markets Fund
o   Strategist World Growth Fund
o   Strategist World Income Fund
o   Strategist World Technologies Fund

SHAREHOLDER MEETINGS

At the regular meetings scheduled to be held on June 16, 1999, shareholders will vote on the following proposals:

1. Change the Investment Management Services Agreement. As shown in the following table, four funds will be voting on adding a performance incentive adjustment. Under a performance incentive adjustment, the management fee is calculated as shown in the prospectus. The fee is then adjusted for performance. The fund's performance is compared to the performance of a Lipper Index of similar funds. If the fund performs better than the index, the fee will increase. If the fund performs worse than the index, the fee will decrease. The maximum increase or decrease is shown in the table.

                                     Proposed Management Fee Change
                         ------------------------- ---------------------------

                                 Fund                Maximum Adjustment
                         ------------------------- ---------------------------
                         ------------------------- ---------------------------
                         Emerging Markets                   .12%
                         ------------------------- ---------------------------
                         ------------------------- ---------------------------
                         Equity Income                      .08%
                         ------------------------- ---------------------------
                         ------------------------- ---------------------------
                         Special Growth                     .12%
                         ------------------------- ---------------------------
                         ------------------------- ---------------------------
                         World Growth                       .12%
                         ------------------------- ---------------------------


2. Change Fundamental Policies. Shareholders will be asked to eliminate or modify a number of policies. Policies to be voted on include those regarding: potential conflicts of interest; issuing senior securities; transactions with affiliates; and investing in other investment companies. Eliminating or changing these policies is not expected to have any impact on the funds' investment practices.

3. New Subadvisory Agreement. Shareholders of Total Return will be asked to approve a subadvisory agreement with Kenwood Capital Management, LLC, a subsidiary of AEFC.


S-6227 (4/99)
*Destroy - June 17, 1999